Exhibit 10.7

SUPPLEMENT NO. 1 dated as of September 22, 2011 (this “Supplement”) to the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, and as further amended and restated as of February 14, 2011 (as amended and supplemented from time to time, the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, as collateral agent for the Secured Parties and as administrative agent under each of the 2010 Credit Agreement and the 2011 Credit Agreement (each as defined below) (in such capacities, the “Agent”).

A. Reference is made to (a) the Credit Agreement dated as of December 6, 2010, as amended by Amendment No. 1 dated as of March 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “2010 Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2010 Lenders”) and the Agent and (b) the Credit Agreement dated as of February 14, 2011 (as amended, supplemented or otherwise modified from time to time, the “2011 Credit Agreement” and, together with the 2010 Credit Agreement, the “Credit Agreements”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2011 Lenders” and, together with the 2010 Lenders, the “Lenders”) and the Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 2010 Credit Agreement, the 2011 Credit Agreement or the Guarantee and Collateral Agreement, as the context may require.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the 2010 Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (collectively, the “New Subsidiaries” and each, a “New Subsidiary”) are executing this Supplement in accordance with the requirements of the applicable Credit Agreement to become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the 2010 Issuing Banks to issue additional Letters of Credit, and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, each New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor, and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except for any representation or warranty that is limited by its terms to an earlier specified date). In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of such New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include such New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiaries and the Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of each location where any Collateral of such New Subsidiary is stored or otherwise located, set forth on Schedule II is a true and correct schedule of the Pledged Collateral of such New Subsidiary and set forth on Schedule III is a true and correct schedule of the Intellectual Property of such New Subsidiary, and (b) set forth under its signature hereto, is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiaries shall be given to it at the address set forth under its signature below.

SECTION 9. Each New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiaries and the Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

SCHNELLER HOLDINGS LLC

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary
Address: 6019 Powdermill Road, Franklin Twp., Kent, OH 44240
Legal Name: Schneller Holdings LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive Office: 6019 Powdermill Road, Franklin Twp., Kent, OH 44240

SCHNELLER LLC

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary
Address: 6019 Powdermill Road, Franklin Twp., Kent, OH 44240
Legal Name: Schneller LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive Office: 6019 Powdermill Road, Franklin Twp., Kent, OH 44240

SCHNELLER INTERNATIONAL SALES CORP.

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary
Address: 6019 Powdermill Road, Franklin Twp., Kent, OH 44240
Legal Name: Schneller International Sales Corp.
Jurisdiction of Formation: Ohio
Location of Chief Executive Office: 6019 Powdermill Road, Franklin Twp., Kent, OH 44240

SIGNATURE PAGE TO SUPPLEMENT NO. 1 TO THE GUARANTEE AND COLLATERAL AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

SIGNATURE PAGE TO SUPPLEMENT NO. 1 TO THE GUARANTEE AND COLLATERAL AGREEMENT

Schedule I

Subsidiary Guarantors

Exact Legal Name	Jurisdiction	Organizational Identification Number	Federal Taxpayer Identification Number
Schneller Holdings LLC	Delaware	4361019	87-0802607
Schneller LLC	Delaware	4357552	87-0802616
Schneller International Sales Corp.	Ohio	200500500798	34-2041979

Locations of Collateral

1.	6019 Powdermill Road, Franklin Twp., Kent, OH 44240

2.	6200 49th Street North, Pinellas Park, FL 33781

Schedule II

Capital Stock

Issuer	Holder	Number and Class of Shares Issued and Outstanding	Number and Class of Shares Pledged	% of Equity Interest Pledged
1. Schneller LLC	Schneller Holdings LLC	N/A	100% of membership interests	100%
2. Schneller International Sales Corp.	Schneller LLC	100 shares	100 shares	100%
3. Schneller Asia Pte. Ltd.	Schneller LLC	100,000 ordinary shares	65,000 ordinary shares	65%
4. Schneller S.A.R.L.	Schneller LLC	4,998 fully issued ordinary shares with a face value of EUR 20	3,248.70 fully issued ordinary shares with a face value of EUR 20	65%

Schneller LLC owns 52 shares of United Continental Holdings Inc.

Pledged Debt Securities

1.	Amended and Restated Intercompany Note, dated as of the February 9, 2011, made by each of the payors listed on the signature pages thereto, in favor of the Payees (as defined therein)

Schedule III

Intellectual Property

Patents

Title	Application/ Publication/ Issuance No.	Date of Application, Publication, Issuance	Jurisdiction
Dimensionally stable laminate with removable web carrier and method of manufacture	7052761	May 30, 2006	US
Dimensionally stable laminate and method	20080233364	September 25, 2008	US
Polyurethane-based rigid flooring laminate	20100227132	September 9, 2010	US
Decorative laminates incorporating flame retardant engineering thermoplastic films	20100272976	October 28, 2010	US
Decorative laminate with graffiti resistance and improved combustion reaction properties	7939163	May 10, 2011	US
Dimensionally stable laminate with removable web carrier and method of manufacture	03825017	September 24, 2003	CN
Decorative laminate with graffiti resistance and improved combustion reaction properties	200580021004.7	May 3, 2005	CN
Dimensionally stable laminate with removable web carrier and method of manufacture	9244	September 24, 2003	AT
Decorative laminate with graffiti resistance and improved combustion reaction properties	9153	November 3, 2006	AT

Trademarks

Mark	Application/Registration No.	Application/ Registration Date	Jurisdiction
PANFLOR	3483585	August 12, 2008	US
SURROUNDING YOU WITH SOLUTIONS	3375076	January 29, 2008	US
AERFUSION	3326159	October 30, 2007	US
INDURA GTFILM	3217474	March 13, 2007	US
INDURA GTFORM	3217477	March 13, 2007	US
INDURA GTGLAS	3217478	March 13, 2007	US
INDURA	3199487	January 16, 2007	US
AERSHADE	1512683	November 15, 1988	US
AERFILM LHR	1457060	September 15, 1987	US
DESIGNS THAT FLY	1380565	January 28, 1986	US
S SCHNELLER and design	1380566	January 28, 1986	US
AERFUSION ECO	77692816	March 17, 2009	US
AERFUSION VIA	3788284	May 11, 2010	US
AERFUSION VIA FLOORING BY DESIGN	3788285	May 11, 2010	US
AEREASE	3613419	April 28, 2009	US
TRUE-TO-NATURE	3606781	April 14, 2009	US
INDURA	5277223	August 23, 2007	CTM

AERFUSION	4702718	March 20, 2007	CTM
S SCHNELLER DESIGNS THAT FLY and design	578637	1995	FR

Copyrights

None

Licenses

1.	Software License Agreement and Addenda I and II, all dated November 18, 2004 and Addendum dated February 20, 2009 between Infor Global Solutions (Michigan), Inc. (f/k/a MAPICS, Inc.) and Schneller, Inc.

2.	Purchase Agreement between Schneller LLC and Trebron Company, Inc. dated July 21, 2009

Schedule IV

Commercial Tort Claims

None.